UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 20, 2015
________________________________________________
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________

DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

2980 Fairview Park Drive, Falls Church, Virginia 22042
www.northropgrumman.com
(Address of principal executive offices and internet site)

(703) 280-2900

(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07 Submission of Matters to a Vote of Security Holders	3
SIGNATURE	4

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2015 Annual Meeting held on May 20, 2015, shareholders considered and approved management's four proposals, each of which is described in more detail in the Company's Proxy Statement filed on April 6, 2015. Shareholders did not approve the shareholder proposal regarding an independent board chairman.

The results detailed below represent the final voting results as certified by the Inspector of Election:

Management's Proposals

Proposal 1

The shareholders elected the following twelve directors to hold office until the 2015 Annual Meeting of Shareholders: Wesley G. Bush, Marianne C. Brown, Victor H. Fazio, Donald E. Felsinger, Bruce S. Gordon, William H. Hernandez, Madeleine A. Kleiner, Karl J. Krapek, Richard B. Myers, Gary Roughead, Thomas M. Schoewe and James S. Turley.

Director	For	Against	Abstain	Broker Non-Vote
Wesley G. Bush	149,466,479	6,389,065	1,575,331	18,568,956
Marianne C. Brown	154,164,790	1,948,608	1,317,477	18,568,956
Victor H. Fazio	151,556,777	4,524,279	1,349,819	18,568,956
Donald E. Felsinger	153,397,888	2,686,987	1,346,000	18,568,956
Bruce S. Gordon	154,363,832	1,726,791	1,340,006	18,568,956
William H. Hernandez	154,369,249	1,764,374	1,297,006	18,568,956
Madeleine A. Kleiner	152,192,713	3,246,313	1,991,603	18,568,956
Karl J. Krapek	153,298,959	2,759,284	1,372,386	18,568,956
Richard B. Myers	151,104,311	5,039,517	1,287,047	18,568,956
Gary Roughead	154,891,973	1,262,283	1,276,619	18,568,956
Thomas M. Schoewe	154,548,860	1,491,470	1,390,545	18,568,956
James S. Turley	154,490,431	1,612,556	1,327,888	18,568,956

Proposal 2
A proposal to approve, on an advisory basis, the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Vote
150,048,555	5,265,628	2,115,695	18,568,956

Proposal 3
A proposal to amend and restate the Company's 2011 Long-Term Incentive Stock Plan was approved with a vote of 148,480,721 shares for, 7,004,960 shares against, 1,945,018 abstentions and 18,568,956 broker non-votes.

Proposal 4

A proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending December 31, 2015 was approved with a vote of 172,649,573 shares for, 2,121,192 shares against and 1,229,066 abstentions.

Shareholder Proposal

Proposal 5

Shareholder proposal regarding independent board chairman:

For	Against	Abstain	Broker Non-Vote
38,204,122	117,308,627	1,918,123	18,568,956

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey Corporate Vice President and Secretary

Date: May 22, 2015

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